UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  June 28, 2019

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	PLT	NEW YORK STOCK EXCHANGE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 28, 2019, at the Annual Meeting (as defined below) of Plantronics, Inc. ("Company"), the Company's stockholders approved an amendment and restatement of the Company's 2002 Employee Stock Purchase Plan ("ESPP") to increase the number of authorized shares under the ESPP by 300,000.
The Company's stockholders also approved at the Annual Meeting an amendment and restatement of the Company's 2003 Stock Plan ("Plan") to increase the number of authorized shares under the Plan by 1,000,000.
A copy of the ESPP and Plan, each as amended and restated, are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's 2019 Annual Meeting of Stockholders ("Annual Meeting") was held on June 28, 2019. At the Annual Meeting, 36,616,904 shares of common stock of the Company were present in person or by proxy.
At the Annual Meeting, the Company's stockholders voted on the following proposals: (1) elect eleven directors; (2) approve the amendment and restatement of the 2002 Employee Stock Purchase Plan which included an increase in the number of shares of common stock issuable thereunder by 300,000; (3) approve the amendment and restatement of the 2003 Stock Plan which included an increase in the number of shares of common stock issuable thereunder by 1,000,000; (4) ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2020; and (5) approve, on an advisory basis, the compensation of the Company's named executive officers.
The results of the voting were as follows:
Proposal No. 1: The following directors were elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes

Robert Hagerty	34,492,693	294,290	28,230	1,801,691
Marv Tseu	34,237,247	550,317	27,649	1,801,691
Joe Burton	34,513,063	266,393	35,757	1,801,691
Frank Baker	34,542,180	243,018	30,015	1,801,691
Kathy Crusco	34,696,984	106,250	11,979	1,801,691
Brian Dexheimer	33,633,615	1,153,658	27,940	1,801,691
Gregg Hammann	34,443,592	343,491	28,130	1,801,691
John Hart	34,237,360	549,094	28,759	1,801,691
Guido Jouret	23,846,552	10,939,624	29,037	1,801,691
Marshall Mohr	26,610,683	8,175,438	29,092	1,801,691
Daniel Moloney	34,543,073	243,349	28,791	1,801,691

Proposal No. 2: The results of the vote to approve the amended and restated 2002 Employee Stock Purchase Plan were:

For	Against	Abstain	Broker Non-Votes
34,103,678	321,837	389,698	1,801,691

Proposal No. 3: The results of the vote to approve the amended and restated 2003 Stock Plan were:

For	Against	Abstain	Broker Non-Votes
27,467,585	6,951,394	396,234	1,801,691

Proposal No. 4: The results of the vote on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2020 were:

For	Against	Abstain
35,869,565	327,309	420,030

Proposal No. 5: The results of the advisory vote to approve the compensation of the Company's named executive officers were:

For	Against	Abstain	Broker Non-Votes
32,536,893	1,872,842	405,478	1,801,691

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this report.

Exhibit Number	Description

10.1	Plantronics, Inc. 2002 Employee Stock Purchase Plan, as amended and restated

10.2	Plantronics, Inc. 2003 Stock Plan, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2019	PLANTRONICS, INC.

	By:	/s/ Mary Huser
	Name:	Mary Huser
	Title:	Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary